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                                                                EXHIBIT 10.23(b)



                             AMENDMENT NO. 1 TO THE
                              EMPLOYMENT AGREEMENT
            BETWEEN CARY H. THOMPSON AND AAMES FINANCIAL CORPORATION


        The Employment Agreement (the "Agreement") between Cary H. Thompson (the "Executive") and Aames Financial Corporation, a Delaware corporation (the "Company"), to become effective immediately prior to the "Initial Closing Date," as such term is defined in the Preferred Stock Purchase Agreement by and among the Company and Capital Z Financial Services Fund II, L.P., dated the 23rd day of December, 1998, is hereby amended as follows:

        1. Section 3F of the Agreement shall be amended by replacing "2,630,162" with "2,580,162" in each place that it appears in the Section.

        2. Capitalized terms herein shall have the meanings ascribed to them in the Agreement. Except as amended hereby, the remaining provisions of the Agreement, as amended to date, shall remain in full force and effect.

        IN WITNESS WHEREOF, the Executive and the undersigned duly authorized officer of the Company have executed and delivered this amendment as of February 10, 1999.


                                            AAMES FINANCIAL CORPORATION

                                            By: /s/ Barbara S. Polsky
                                                ------------------------------


                                            Cary H. Thompson

                                            /s/  Cary H. Thompson
                                            ----------------------------------